ASP Isotopes Announces Quantum Leap Energy Research Agreement with Texas A&M Engineering Experiment Station to Advance Uranium Conversion Technology

Research Agreement Advances QLE's Effort to Develop Scalable Domestic Uranium Conversion Technology, a Critical U.S. Nuclear Fuel Supply Chain Need

DALLAS, July 21, 2026 – ASP Isotopes Inc. (NASDAQ: ASPI) (“ASPI”) today announced that Quantum Leap Energy LLC (“we,” "QLE" or the "Company"), a wholly-owned subsidiary of ASPI dedicated to advancing innovative technologies and processes across critical segments of the fission and fusion nuclear fuel cycle, has signed a research agreement with the Texas A&M Engineering Experiment Station (TEES) to advance and de-risk the commercial production of high-purity uranium hexafluoride (UF6), a critical feedstock in the existing nuclear fuel enrichment supply chain. This agreement reflects the growing momentum across Texas' nuclear industry and highlights the value of collaboration in strengthening the domestic nuclear fuel supply chain.

“This collaboration represents an important step toward building a more resilient and scalable nuclear fuel supply chain,” said Dr. Ryno Pretorius, Ph.D., Chief Executive Officer of QLE. “Uranium conversion is a critical link in the nuclear fuel cycle used throughout most of the world, transforming yellowcake into uranium hexafluoride, the feedstock required for uranium enrichment. Today, the United States has only one operating commercial conversion facility, making the expansion of domestic conversion capabilities essential to strengthening our nation’s energy security and reducing reliance on foreign sources. By working alongside TEES, we are advancing technologies with the aim of improving production efficiency, lowering costs, and supporting the growing demand for nuclear fuel. Together, we are helping lay the foundation for a secure and commercially viable nuclear fuel cycle.”

“Advancing technologies that strengthen the nuclear fuel supply chain requires close collaboration between industry, academia and government,” said Dr. Lin Shao, TEES Associate Agency Director and Professor of nuclear engineering. “As a state agency and part of The Texas A&M University System, our mission is to improve lives through applied research, workforce development and technology transition. This agreement pairs our research capabilities with QLE's commercial efforts towards uranium conversion, generating the data and insights needed to support safer, more efficient, and more scalable nuclear fuel production.”

Bringing together QLE's fuel cycle knowledge and TEES' research capabilities, the agreement focuses on collecting fundamental physicochemical data on the reactions involved in producing UF6 from yellowcake uranium (U3O8), a process known as uranium conversion. The work is intended to support efforts to improve production technology, reduce costs, and enhance scalability. The study is expected to generate data to help identify opportunities to improve conversion efficiency of U3O8 into UF6, an essential intermediate feedstock used in the production of enriched uranium for advanced nuclear energy applications, while supporting process design, modeling, scale-up activities, and the optimization of production pathways. We expect the resulting insights will strengthen the engineering basis for QLE's conversion technology commercialization efforts, contribute to a more resilient U.S. nuclear fuel supply chain, and support the development of a more robust nuclear ecosystem in Texas.

By researching scalable and agile solutions, this agreement is expected to help ensure the availability of the fuel resources needed to support growing nuclear energy demand, enhance energy security, and enable the long-term deployment of advanced nuclear technologies. Securing access to materials and strengthening domestic supply chains has become increasingly important as nations pursue greater energy independence and accelerate the global energy transition. The partnership between QLE and TEES reinforces how industry-led collaboration is advancing the next generation of nuclear fuel capabilities and strengthens the state's position as a leader in advanced nuclear development.

About Texas A&M Engineering Experiment Station

Texas A&M Engineering Experiment Station (TEES) is the official research agency for Texas A&M Engineering and is pivotal in advancing interdisciplinary research across The Texas A&M University System. TEES is dedicated to addressing complex challenges through applied engineering research, managing research grants and contracts and actively fostering partnerships with industry, government and academia, benefitting Texas A&M Engineering faculty and researchers. Technology transition efforts in TEES help move research from the lab to industry and consumers. Additionally, TEES enhances engineering expertise through workforce development by training professionals in emerging fields and engaging educators and students to inspire future engineers.

About Quantum Leap Energy

Quantum Leap Energy is a development stage nuclear fuels company dedicated to advancing innovative technologies and processes across critical segments of the nuclear fuel cycle. The company focuses on uranium conversion, enrichment of uranium-235 for nuclear fuel production (HALEU, LEU+ and LEU), and isotopic separation of lithium-6 and lithium-7, as well as radioactive waste treatment technologies. Through exclusive global rights to proprietary Aerodynamic Separation Process (ASP) and laser-based Quantum Enrichment (QE) technologies, Quantum Leap Energy aims to address perceived gaps in the nuclear fuel supply chain for advanced nuclear reactors, small modular reactors, and fusion systems. The company has established strategic partnerships or commercial initiatives and relationships with industry leaders including TerraPower, Fermi America, and the South Africa Nuclear Energy Corporation (Necsa) to accelerate the commercialization of critical isotopes essential for next-generation nuclear energy systems. *The company has not applied its enrichment technologies to the enrichment of U-235, nor received permission or regulatory approval to conduct testing of our enrichment technologies on U-235, except for the activities contemplated by the services contract with Necsa. For additional information, please visit: https://www.qleapenergy.com/.

About ASP Isotopes Inc.

ASP Isotopes is an advanced materials company dedicated to the development of a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. The Company’s proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on ASPI’s current beliefs, expectations, and assumptions regarding the future of its business, as well as the business of its subsidiaries, including, without limitation, QLE, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, but are not limited to, statements we make regarding the expected benefits of the research agreement and collaboration between TEES and QLE. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by ASPI and QLE; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; QLE’s future capital requirements and sources and uses of cash; QLE’s ability to obtain funding for its operations and future growth; QLE’s reliance on the efforts of third parties; QLE’s ability to complete the construction and commissioning of its enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; QLE’s ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; QLE’s ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on QLE’s Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of QLE’s industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of ASPI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended) and in ASPI’s subsequent reports and filings with the SEC. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. No information in this press release should be interpreted as an indication of future success, revenues, results of operation, or stock price. All forward-looking statements herein are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

QLE Contact
QLE@icrinc.com

ASPI Contact
IR@ASPIsotopes.com